PROPERTY AND EQUIPMENT, NET	6 Months Ended
Sep. 30, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 7 — PROPERTY AND EQUIPMENT, NET

	As of March 31,	As of September 30,
	2025	2025
	RMB	RMB
Office real estate	20,995	20,995
Furniture and equipment	10,768	10,768
Production and other machineries	47,845	47,888
Total	79,608	79,651
Less: accumulated depreciation	(31,059)	(34,018)
Less: impairment	(8,950)	(8,950)
Property and equipment, net	39,599	36,683

Depreciation charged to expense amounted to RMB3.0 million and RMB 3.0 million for the six months ended September 30, 2024 and 2025, respectively.

The accumulated impairment of RMB8.95 million represents impairment losses recognized in prior periods. No additional impairment losses were recognized during the fiscal year ended March 31, 2025 or the six months ended September 30, 2025.

UTIME LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands, except share data and per share data, or otherwise noted)